THE GCG TRUST

                              PROSPECTUS SUPPLEMENT

                               DATED JULY 1, 2002

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MAY 1, 2002 FOR
                                  THE GCG TRUST

          THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 2002

The following information replaces in its entirety the second paragraph under the heading "Principal Investment Strategy" for the Strategic Equity Portfolio in the "Description of the Portfolios" section of the prospectus.

"The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies."

              YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.



123959                                                             July 1, 2002